Sigma-Aldrich Corporation 2011 Shareholders Meeting •May 3, 2011 sigma-aldrich.com Exhibit 99.1

Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases, acquisitions and other matters. These statements are based on assumptions regarding
Company operations, investments and acquisitions and conditions in the markets the Company serves.  We believe that these expectations are reasonable and well-founded. The forward-looking statements in this presentation are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) failure of planned sales initiatives in our Research and SAFC businesses, (6) dependence on uninterrupted manufacturing operations, (7) failure to achieve planned cost reductions in global supply chain initiatives and restructuring actions, (8) changes in the regulatory environment in which the Company operates, (9) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matters described in Note 10–Income Taxes– to the Consolidated Financial Statements in the Company’s Form 10-K report for the year ended December 31, 2010, (10) exposure to litigation, including product liability claims, (11) the ability to maintain adequate quality standards, (12) reliance on third party package delivery services, (13) an unanticipated increase in interest rates, (14) other changes in the business environment in which the Company operates, and (15) the outcome of the outstanding matters described in Note 11-
Contingent Liabilities and Commitments to the Consolidated Financial Statements-in the Company’s Form 10-K report for the year ended December 31, 2010.  A further discussion of risk factors can be found in Item 1A of Part 1 of the Company’s Form 10-K report for the year ended December 31, 2010. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency and acquisition impacts. The Company calculates the impact of changes in foreign currency exchange rates by multiplying current period activity by the difference between current period exchange rates and prior period exchange rates. The result is the defined impact of changes in foreign currency exchange rates. While we are able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2011 to applicable exchange rates. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses adjusted  net income and EPS, adjusted operating income and operating income margins (excluding restructuring and impairment costs) and free cash flow, non-GAAP measures, to judge its performance and ability to pursue opportunities that enhance shareholder value. Due to the uncertain timing of the future restructuring and other extraordinary special changes, we are unable to include a 2011 diluted GAAP EPS forecast or reconcile to our 2011 diluted adjusted EPS forecast or provide a reconciliation to corresponding GAAP measures . Management believes this non-GAAP information is useful to investors as well.
Reconciliations of GAAP to non-GAAP information are included in the Company’s April 26, 2011 earnings release posted on its website,
www.sigma-aldrich.com, and in the Appendix –
Reconciliation of GAAP to Non-GAAP Financial Measures beginning on Slide 23.

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

3 2010/2011 – Important Transition Years • 2010 and Q1 2011 performance was outstanding • Company is financially strong • Management transition We have a bright future ahead

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich – Unique Business Model
•
Leading Life Science and
Hitech Company
•
Diversified and broad portfolio
– Products
– Customers
•
Expanding global footprint
•
Unrivalled customer service
•
World-class management team
•
Consistently strong financial performance
Delivering science with convenience

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© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Full Year 2010 Financial Results
$ Millions, Except Per Share Amounts
Year-Over-Year
2010
As
Reported
Excluding
Currency Impact
Sales $2,271 6% 5%
Year-Over-Year
As Reported
2010
Excluding
Restructuring and
Impairment Costs
As
Reported
Excluding
Restructuring and
Impairment Costs
Net Income $384* $408 11% 16%
Diluted EPS $3.12* $3.31 11% 16%
Free Cash Flow $424 7%
Achieved new performance record in 2010
*Includes currency benefit: Net Income – $15; Diluted EPS – $0.12

Sales Mix (YTD)
2010 Sales Growth
Adjusted for Currency
Demand for Research products continued to show growth.
SAFC sales set new annual high
28%
SAFC
72%
Research
Full Year 2010 /
Full Year 2009
5%
Total
Company
9% SAFC
4% Research

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© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

First Quarter 2011 Financial Results
$ Millions, Except Per Share Amounts
Year-Over-Year
Q1 2011
As
Reported
Excluding
Currency and
Acquisition Impacts
Sales $632 10% 7%
Year-Over-Year
As Reported
Q1 2011
Excluding
Restructuring and
Tax Benefit
As
Reported
Excluding
Restructuring and
Tax Benefit
Net Income $119* $116 19% 12%
Diluted EPS $0.97* $0.94 20% 12%
Free Cash Flow $133 –%
Q1 Sales and Net Income highest in Company history
*Includes currency benefit: Net Income – $1; Diluted EPS – $0.01

Sales Mix (YTD)
2011 Sales Growth
Demand for Research products met expectations.
SAFC sales set new quarterly high
28%
SAFC
72%
Research
Q1 2011 / Q1 2010
10%
18%
8%
Reported Organic*
7%
Total
Company
16% SAFC
4% Research
*Adjusted for Currency and Acquisitions.

Key Balance Sheet Metrics
21.5%
18.8%
6.5
47
489
$  623
3/31/11
6.5 6.3 Inventory MOH
25.5% 21.4% Debt to Capital
22.8% 21.5% Return on Equity
47
577
$  373
12/31/09
47 Receivable DSO
539 Total Debt ($M)
$  569 Cash ($M)
12/31/10
Strong financial position

Management Transition
Rakesh Sachdev
Kirk Richter Interim CFO
Dave Smoller Chief Scientific Officer
Eric Green Asia Pacific/Latin Amer.
Mike Harris EMEA
Gerrit van den Dool North America
Regions
Gilles Cottier SAFC
Frank Wicks Research
Business Units
President and CEO
Strong leadership team –
Aligned with strategic plan initiatives
Loss of
Jai Nagarkatti
Management Team

TheScientist
TOP TEN
INNOVATIONS
2010

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Recent Company Highlights and Achievements
•Technology Initiatives
•
Won silver award in
The Scientist
magazine
for top 10 innovations for 2010 for engineering
cell lines and knock-out rats using Zinc Finger
Nuclease (ZFN) technology
•
Expanded offering of Antibodies
•
Expanded manufacturing of large molecule
recombinant proteins and small molecule APIs
•
Welcomed two new Analytical Standards
companies into Sigma-Aldrich
– Cerilliant
– RTC

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Recent Company Highlights and Achievements
•Customer Service
•
New warehouse management
system with Virtual Boxing at the
Milwaukee Distribution Center
•
Sigma-Aldrich China received
“Preferred Supplier Award” from
GSK and Aleve China
•
Continued strong service levels in
North America and Europe;
improved service levels in
Asia-Pacific / Latin America

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Recent Company Highlights and Achievements
•Growth Accelerators
•
SAFC Biosciences
– Biological drugs
•
SAFC Hitech
– Chemicals for LEDs and
semiconductors
•
Emerging Markets
– Strong growth in China, India & Brazil:
25% in Q1 2011 (31% in 2010)
•
eCommerce
– Increased to 50% of global Research
sales in Q1 2011 (48% in 2010)

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Recent Company Highlights and Achievements
•Company / Employee
Recognition
•
Recognized as Top 100
Employers in UK, France,
Germany and Switzerland
•
Prestigious James B. Eads Award
for outstanding achievement in
Technology and Engineering
in St. Louis awarded to
Samy Ponnusamy for his work in
Polymers and Green Chemistry

Recent Company Highlights and Achievements
•Corporate Citizenship
•
Team Sigma-Aldrich increased
volunteer participation and
contributions
•
Launched Global Citizenship Initiative
•
Sigma-Aldrich and Sigma-Aldrich
Foundation donated ~$1 million
•
Japan earthquake relief fund of $100K

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich Strategic Priorities
•Enhance Growth in Core Research
and SAFC Business
•
Focus on higher growth markets
– Analytical Chemistry
– Biology
– Chemistry/Materials Science
•
Capitalize on SAFC’s unique
manufacturing capabilities and
cGMP facilities
•
Increased presence in faster-growth
economies
•
Expanded customer reach (eBusiness /
Sales Force effectiveness)

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich Strategic Priorities
•Drive Operational Excellence
•
Continue to build upon the success
of our global supply chain initiatives
•
Streamline manufacturing and
distribution footprint
•
Expand global sourcing
•Leverage Strong Cash Flow
•
Actively pursue strategic acquisitions
Strategic actions build sustainable value

18 2011 Guidance *Excludes any restructuring and other extraordinary special charges. Organic Revenue Growth Diluted Adjusted EPS* Free Cash Flow Mid-single digits $3.60 – $3.75 >$400 Million

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Objectives: 2011–2015
Deliver above-market top-line growth and profits
Incremental Impact Five-Year Financial Targets
>$2 Billion Cumulative free cash flow (five years)
26–27% Expand cumulative operating margins by 2015
7–8%
Top line organic growth
(normal economic conditions)

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Shareholder Returns
SIAL Total Shareholder Return for 2010 exceeds 30%
Peers: Life Technologies, Qiagen, Techne, Thermo-Fisher, Waters, Agilent, Becton Dickinson, Bio-Rad, PerkinElmer, Lonza
$124.27
$176.39
$137.81
$222.56
$167.03
$100.00
$235.62
$0
$50
$100
$150
$200
$250
2005 2006 2007 2008 2009 2010 30-Apr
SIAL PEERS Nasdaq 100 S&P 500 DJIA

© 2011 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich: A Bright Future
Compelling investment opportunity
Unrivaled scientific knowledge and unsurpassed service
Diversified portfolio: products, customers
Expanding global footprint
History of profitable growth
Strong financial position and cash flow
Plans to enhance growth rates and improve profitability

22 Sigma-Aldrich Corporation 2011 Shareholders Meeting Questions?

Appendix Reconciliation of GAAP to Non-GAAP Financial Measures 23

Reconciliation of Reported Sales Growth to
Adjusted (Organic) Sales Growth
7% 1% 2% 10% Total Customer Sales
16%
–
2% 18% SAFC
4% 2% 2% 8% Research Chemicals
4%
–
2% 6% Research Biotech
4% 3% 2% 9% Research Specialties
5%
–
2% 7% Research Essentials
Adjusted
(Organic)
Acquisition
Benefit
Currency
Benefit
Reported
Three Months
Ended March 31, 2011
5% 1% 6%
9%
–
9%
4%
–
4%
2% 1% 3%
6%
–
6%
2%
–
2%
Adjusted
(Organic)
Currency
Impact
Reported
Twelve Months
Ended December 31, 2010

Reconciliation of Reported Net Income to
Adjusted Net Income
$2.85 $3.31 $0.84 $0.94 $353 408 $104 $116 Adjusted net income
– – – (0.04) – – – (5) Tax benefit
_ 0.05 – – – 7 – – Impairment charge
0.05 0.14 0.03 0.01 6 17 4 2 Restructuring costs
$2.80 $3.12 $0.81 $0.97 $347 $384 $100 $119 Reported net income
2009 2010 2010 2011 2009 2010 2010 2011
Twelve Month ended
December 31
Three month ended
March 31
Twelve Month ended
December 31
Three month ended
March 31
Diluted Earnings Per Share Net Income ($M)

Reconciliation of Operating Cash Flow to
Free Cash Flow
$ Millions
Free cash flow
Less: Capital expenditures
Net cash provided by operating activities
$     133 $    133
(18) (18)
$     151 $    151
2010 2011
Three Months Ended
March 31,
$     396 $    424
(120) (99)
$     516 $    523
2009 2010
Twelve Months Ended
December 31,